Exhibit 99.1

P.O. Box 25099 ~ Richmond, VA 23260 ~ Phone: (804) 359-9311 ~ Fax: (804) 254-3584

P R E S S    R E L E A S E

Universal Corporation to Acquire Silva International, a Market-Leading Provider of

Natural, Specialty Dehydrated Vegetable, Fruit and Herb Ingredients

Acquisition Expands and Enhances Plant-Based Ingredients Platform

Richmond, VA / September 8, 2020/ PRNEWSWIRE

Universal Corporation (NYSE: UVV) today announced that it has entered into a definitive agreement to acquire Silva International (“Silva”), a privately-held, natural, specialty dehydrated vegetable, fruit and herb processing company, for $170 million in cash. Following the close of the transaction, Silva will operate as part of Universal’s plant-based ingredients platform, which includes FruitSmart, Inc. (“FruitSmart”) and Carolina Innovative Food Ingredients, Inc. (“CIFI”).

Founded in 1979, Silva procures over 60 types of dehydrated vegetables, fruits and herbs from over 20 countries around the world. In addition to sourcing, the company specializes in processing natural raw materials into custom designed dehydrated vegetable- and fruit-based ingredients for a variety of end products. Headquartered in Momence, Illinois, Silva employs over 200 people and has a 380,000 square foot manufacturing facility.

“We’re excited to have reached this agreement with Silva as we continue to diversify our offerings and generate new opportunities for value creation. This acquisition builds on our investment in FruitSmart and expands our plant-based ingredients platform. With this acquisition, we expect these businesses to represent 10% to 20% of our EBITDA by fiscal year 2022, ahead of our previously stated target outlined as part of our capital allocation strategy,” said George C. Freeman, III, Chairman, President and Chief Executive Officer of Universal Corporation.

“With Silva as part of our plant-based ingredients platform, we will be able to offer customers a single source for vegetable and fruit ingredients solutions. Silva, FruitSmart, and CIFI all serve similar industries but have different product portfolios and minimal customer overlap. We expect to leverage significant commercial synergies between these businesses, and we are excited by the prospect of leveraging Universal’s global network of hundreds of thousands of farmers to drive growth across the platform,” continued Mr. Freeman. “We look forward to welcoming Silva’s talented team to Universal Corporation and expect they will benefit from the resources and scale that we offer as a company with a global presence.”

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“For more than 40 years, Silva has consistently produced flavorful, high-quality, natural specialty ingredients to meet our customers’ specifications. By joining Universal, we will be able to take advantage of opportunities for collaboration and growth while remaining true to our culture and our mission,” said Heinz-Peter Schmidt, majority owner and Chief Executive Officer of Silva.

Silva has established a reputation as the ‘go-to’ provider for ‘clean’, natural, specialty dehydrated vegetable- and fruit-based ingredients due to its unique competencies and significant capacity to source, process and manufacture raw materials. The Silva team has longstanding relationships with farmers and suppliers around the world and maintains strong quality control procedures, ensuring consistent, high-quality supply. Silva continually reinvests in its business and recently expanded and enhanced its manufacturing facility. As a result, the company is well positioned to take advantage of increasing demand for natural and clean-label products across the end markets it serves, including within the attractive and growing savory and pet food end markets. Silva has also demonstrated consistent, long-term revenue growth and has strong customer diversity.

Universal Corporation expects the transaction to close in October of this year, subject to customary closing conditions. Following the close of the transaction, Kent DeVries, President of Silva, will continue to run the business and report to Patrick O’Keefe, Senior Vice President of Universal Global Ventures.

Universal Corporation anticipates this acquisition will be accretive to earnings in the first fiscal year following closing and expects to fund the transaction with cash on hand and borrowings under its committed revolving credit facility. The Company also expects to maintain its investment grade credit rating and remains committed to increasing its quarterly dividend on an annual basis, as it has done for 50 consecutive years.

Advisors

Harris Williams acted as exclusive financial advisor to Universal Corporation, and Troutman Pepper Hamilton Sanders LLP acted as legal counsel. Houlihan Lokey acted as exclusive financial advisor to Silva, and Winston & Strawn LLP and Torsten Steinhaus, Senior Partner of Steinhaus Prof. Dr. Griesar in Frankfurt, Germany acted as legal counsel.

About Universal Corporation

Universal Corporation (NYSE: UVV), headquartered in Richmond, Virginia, sources, processes, and supplies agri-products. Tobacco has been our principal focus since our founding in 1918, and we are the leading global leaf tobacco supplier. We conduct business in more than 30 countries on five continents. Our revenues for the fiscal year ended March 31, 2020, were $1.9 billion. For more information on Universal Corporation our website at www.universalcorp.com.

Forward Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “estimate,” “expect,” “target” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should,” “would” and similar expressions may identify forward looking information. Forward-looking information in these materials includes, but is not limited to: the acquisition of Silva; the expected closing of the Silva acquisition; and contributions to future earnings. The Company cautions readers that any statements contained herein regarding financial condition, results of operation, and future business plans, operations, opportunities, and prospects for its performance are forward-looking statements based upon management’s current knowledge and assumptions about future

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events, and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, impacts of the ongoing COVID-19 pandemic, product purchased not meeting quality and quantity requirements; reliance on a few large customers; its ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of its products and services; costs incurred in providing these products and services; timing of shipments to customers; changes in market structure; government regulation; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its food ingredient business; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying its critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the year ended March 31, 2020 and the Form 10-Q for the most recently ended fiscal quarter. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made.

Investor Contact Information:

Candace C. Formacek

Phone: (804) 359-9311

Fax: (804) 254-3584

Email: investor@universalleaf.com

Media Contact Information:

Joele Frank, Wilkinson Brimmer Katcher (Steve Frankel / Arielle Rothstein): 212-355-4449

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